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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       October 23, 2003
                                                     ---------------------------



                           WENDY'S INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)



             Ohio                        1-8116                 31-0785108
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(State or other jurisdiction of (Commission File Number)      (IRS Employer
        incorporation)                                     Identification No.)



4288 West Dublin-Granville Road, Dublin, Ohio                      43017
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(Address of principal executive offices)                         (Zip Code)




Registrant's telephone number, including area code        (614) 764-3100
                                                          ----------------------



                                 Not Applicable
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         (Former name or former address, if changed since last report.)









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Item 1.           Changes in Control of Registrant.
------            --------------------------------

                  Not applicable.

Item 2.           Acquisition or Disposition of Assets.
------            ------------------------------------

                  Not applicable.

Item 3.           Bankruptcy or Receivership.
------            --------------------------

                  Not applicable.

Item 4.           Changes in Registrant's Certifying Accountant.
------            ---------------------------------------------

                  Not applicable.

Item 5.           Other Events and Regulation FD Disclosure.
------            -----------------------------------------

                  Not applicable.

Item 6.           Resignations of Registrant's Directors.
------            --------------------------------------

                  Not applicable.

Item 7.           Financial Statements and Exhibits.
------            ---------------------------------

                  The press release and other information described in Item 12 is attached hereto as Exhibit 99.

Item 8.           Change in Fiscal Year.
------            ---------------------

                  Not applicable.

Item 9.           Regulation FD Disclosure.
------            ------------------------

                  Not applicable.

Item 10.          Amendments to the Registrant's Code of Ethics, or Waiver of a
-------           -------------------------------------------------------------
                  Provision of the Code of Ethics.
                  -------------------------------

                  Not applicable.





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Item 11.          Temporary Suspension of Trading Under Registrant's Employee
-------           -----------------------------------------------------------
                  Benefit Plans.
                  -------------

                  Not applicable.

Item 12.          Results of Operations and Financial Condition.
-------           ---------------------------------------------

                  On October 23, 2003, the Company issued a press release and other financial information regarding its third quarter results. The press release and other financial information are attached hereto as Exhibit 99.


                                    SIGNATURE
                                    ---------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WENDY'S INTERNATIONAL, INC.


                                       By: /s/ Kerrii B. Anderson
                                           --------------------------------
                                           Kerrii B. Anderson
                                           Executive Vice President &
                                           Chief Financial Officer

Date:  October 23, 2003
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